                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):        September 22, 1999


                             VERTEX INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           New Jersey                        0-15066                       22-2050350
 (State or Other Jurisdiction         (Commission File Number)      (I.R.S. Identification No.)
       of Incorporation)

23 Carol Street
PO Box 996
Clifton, New Jersey                                                           07014
---------------------------------------                                --------------------
(Address of Principal Executive Offices)                                    (Zip Code)

Registrant's telephone number, including area code:                       (973) 777-3500

                                       N/A
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On September 27, 1999, the Company acquired the entire issued share capital of Portable Software Solutions Limited, a company organized under the laws of England ("PSS"), Portable Software Solutions (Maintenance) Limited, a company organized under the laws of England ("Maintenance"), and Trend Investments Limited, a company organized under the laws of the Republic of Ireland ("Trend", and together with PSS and Maintenance, the "PSS Group"). The PSS Group acquisition was made pursuant to a Share Purchase Agreement, dated as of June 21, 1999 and amended on September 27, 1999 (as amended, the "Share Purchase Agreement") by and among the Company, St Georges Trustees Limited, a company organized under the laws of Jersey, Channel Islands, as trustee on behalf of the John Kenny Settlement and the Godfrey Smith Settement, John
Kenny, Bryan J. Maguire and Godfrey Smith (St. George Trustees Limited, as trustee on behalf of the John Kenny Settlement and the Godfrey Smith Settlement, John Kenny and Brian J. Maguire are hereinafter referred to as the "PSS Shareholders"); a copy of the Share Purchase Agreement and the amendment thereto are attached as Exhibits and are hereby incorporated by reference).
The PSS Group is a provider of handheld terminal solutions to mobile workers in the U.K.

         The total consideration paid by the Company to the PSS Shareholders for the acquisition was approximately GBP 3.9 million. This consideration consisted of the following: (i) the issuance of 1,207,500 unregistered shares of Company common stock ("Common Stock") to the PSS Shareholders; (ii) the transfer of 384,428 shares of Common Stock to the PSS Shareholders by Edwardstone & Company, Incorporated, a Delaware corporation ("Edwardstone"); (iii) the provision of financial assistance by the Company to the PSS Shareholders in an amount of GBP 1,500,000; and, (iv) cash payments totaling GBP 1,775,000 (GBP 375,000 of which will be held in an Escrow Account pursuant to an Escrow Agreement between the Company, the PSS Shareholders and the Escrow Agent). On September 16, 1999, Edwardstone and MidMark Capital, L.P., a Delaware limited partnership ("MidMark"), purchased 60% of the Company's Common Stock for U.S. $10,000,000; the Company used a portion of the cash consideration received from Edwardstone and MidMark to fund its acquisition of the PSS Group.

         On September 22, 1999, VTX GmbH (formally known as FMS Goethit Asset ManagementGmbH), a wholly-owned subsidiary of the Company organized under the laws of Germany ("VTX"), acquired all of the outstanding capital stock of ICS International Aktiengesellschaft Identcode-Systeme ("ICS"), a provider of integrated high-end wireless data capture solutions to industrial users in Germany. The ICS acquisition was made pursuant to a Share Purchase and Transfer Agreement, dated as of June 21, 1999 and amended on September 22, 1999, between Gregor von Opel and VTX, (as amended, the "Share Purchase and Transfer Agreement"; English translations of the Share Purchase and Transfer Agreement and the amendment thereto are attached as Exhibits and are hereby incorporated by reference).

         The total consideration paid to ICS was DM 9,000,000 of which DM 6,000,000 was paid in cash at the closing and the balance of DM 3,000,000 was in the form of a note redeemable in amounts of DM 1,000,000 each on December 30, 1999, March 30, 2000 and June 30, 2000, respectively, together with the interest thereon at a rate of 8% per annum. Further interest in the amount of DM 720,000 was paid at the closing on the original aggregate purchase price. Pursuant to the Share Purchase and Transfer Agreement, VTX paid DM 3,000,000 to redeem credit commitments of ICS secured by Mr. Gregor von Opel. In addition, VTX purchased ICS's headquarters located in Neu Anspach near Frankfurt, Germany for DM 3,000,000, of which DM 700,000 was paid in cash and the remainder was financed through a mortgage the principal amount of which was DM 2,300,000.

         The Company used a portion of the cash consideration received from Edwardstone and MidMark to acquire ICS.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The financial statements required by this Item will be filed by an amendment no later than 60 days after the date hereof.

         (c)      EXHIBITS

                  2.1 Share Purchase Agreement, dated as of June 21, 1999, by and among Vertex Industries, Inc., St Georges Trustees Limited, as trustee on behalf of The John Kenny Settlement and The Godfrey Smith Settement, John Kenny and Bryan J. Maguire and Godfrey Smith.

                  2.2 Variation to the Share Purchase Agreement, dated as of September 27, 1999, by and among Vertex Industries, Inc., St Georges Trustees Limited, as trustee on behalf of The John Kenny Settlement and The Godfrey Smith Settement, John Kenny and Bryan J. Maguire and Godfrey Smith.

                  2.3 Share Purchase and Transfer Agreement, dated as of June 21, 1999, between Gregor von Opel and Vertex Industries, Inc. (English Translation).

                  2.4 Amendment to Share Purchase and Transfer Agreement, dated as of September 22, 1999, between Gregor von Opel and Vertex Industries, Inc. (English Translation).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VERTEX INDUSTRIES, INC



                                        /s/      Nicholas R.H. Toms
                                       ___________________________________
                                       Name: Nicholas R.H. Toms
                                       Title: Chief Executive Officer






DATED:  October 7, 1999

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
2.1                        Share Purchase Agreement, dated as of June 21, 1999,
                           by and among Vertex Industries, Inc., St Georges
                           Trustees Limited, as trustee on behalf of The John
                           Kenny Settlement and The Godfrey Smith Settement,
                           John Kenny and Bryan J. Maguire and Godfrey Smith.

2.2 Variation to the Share Purchase Agreement, dated as of September 27, 1999, by and among Vertex
                           Industries, Inc., St Georges Trustees Limited, as trustee on behalf of The John Kenny Settlement and The Godfrey Smith Settement, John Kenny and Bryan J.
                           Maguire and Godfrey Smith.

2.3                        Share Purchase and Transfer Agreement, dated as of
                           June 21, 1999, between Gregor von Opel and Vertex
                           Industries, Inc. (English Translation).

2.4 Amendment to Share Purchase and Transfer Agreement, dated as of September 22, 1999, between Gregor von
                           Opel and Vertex Industries, Inc. (English
                           Translation).



                          STATEMENT OF DIFFERENCES
                          ------------------------

The British pound sterling sign shall be expressed as ................ 'L'
The section symbol shall be expressed as ............................. 'SS'
Characters normally expressed as superscript shall be preceded by .... 'pp'